INCOME TAXES - Difference of Income Tax Expense Attributable to Income from Continuing Operations and Expense Computed using U.S. Federal Income Tax (Detail) - USD ($) $ in Thousands	12 Months Ended
	Jul. 31, 2021	Jul. 31, 2020
Income Tax Disclosure [Abstract]
Computed "expected" income tax expense (benefit)	$ (630)	$ 4,158
Increase (decrease) in income tax expense resulting from:
Change in valuation allowance	4,085	8,531
Foreign tax rate differential	(33)	(23)
Goodwill impairment	5,388	0
Nondeductible expenses	443	3,010
Foreign withholding taxes	(1,310)	553
Addition of uncertain tax position reserves	(74)	(56)
State benefit of U.S. loss	0	(624)
State income taxes, net of federal benefit	317	133
Other	651	(17)
Total tax provision	$ 8,837	$ 15,665